                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of Bank of America Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, James W. Kiser and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2000, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                     BANK OF AMERICA CORPORATION

                                     By:   /s/ Hugh L. McColl, Jr.
                                        ---------------------------------
                                           Hugh L. McColl, Jr.
                                           Chairman and Chief Executive Officer

Dated:   January 24, 2001

         Signature                                      Title                                    Date
         ---------                                      -----                                    ----
/s/ Hugh L. McColl, Jr.                 Chairman, Chief Executive Officer               January 24, 2001
------------------------------------
Hugh L. McColl, Jr.                     and Director
                                        (Principal Executive Officer)

/s/ James H. Hance, Jr.                 Vice Chairman, Chief                            January 24, 2001
------------------------------------
James H. Hance, Jr.                     Financial Officer and Director
                                        (Principal Financial Officer)

/s/ Marc D. Oken                        Executive Vice President and                    January 24, 2001
------------------------------------
Marc D. Oken                            Principal Financial Executive
                                        (Principal Accounting Officer)

/s/ Charles W. Coker                    Director                                        January 24, 2001
------------------------------------
Charles W. Coker

                                        Director                                        January __, 2001
____________________________________
Alan T. Dickson


/s/ Frank Dowd, IV                      Director                                        January 24, 2001
------------------------------------
Frank Dowd, IV

/s/ Kathleen F. Feldstein               Director                                        January 24, 2001
------------------------------------
Kathleen F. Feldstein

/s/ Paul Fulton                         Director                                        January 24, 2001
------------------------------------
Paul Fulton

 /s/ Donald E. Guinn                    Director                                        January 24, 2001
------------------------------------
Donald E. Guinn

/s/ C. Ray Holman                       Director                                        January 24, 2001
------------------------------------
C. Ray Holman

/s/ W. W. Johnson                       Director                                        January 24, 2001
------------------------------------
W. W. Johnson


/s/ Kenneth D. Lewis                    President, Chief Operating                      January 24, 2001
------------------------------------
Kenneth D. Lewis                        Officer and Director

/s/ Walter E. Massey                             Director                         January 24, 2001
------------------------------------
Walter E. Massey

/s/ O. Temple Sloan, Jr.                         Director                         January 24, 2001
------------------------------------
O. Temple Sloan, Jr.


/s/ Meredith R. Spangler                         Director                         January 24, 2001
------------------------------------
Meredith R. Spangler

/s/ Ronald Townsend                              Director                         January 24, 2001
------------------------------------
Ronald Townsend

/s/ Jackie M. Ward                               Director                         January 24, 2001
------------------------------------
Jackie M. Ward

/s/ Virgil R. Williams                           Director                         January 24, 2001
------------------------------------
Virgil R. Williams